SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

[ X ] Preliminary Information Statement     [  ] Confidential, for use of the

[ ] Definitive Information Statement          Commission only (as permitted by Rule 14c-5(d)(2))

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      [ x ] No Fee Required.

      [  ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:  Series A Convertible Preferred Stock, par value $0.001 per share; and, Common Stock, par value $.001 per share

         2) Aggregate number of securities to which transaction applies:  N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): --N/A

         4) Proposed maximum aggregate value of transaction:  N/A

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         5) Total Fee Paid.  None.

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         [   ]  Fee paid previously with preliminary materials.

         [    ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:  none.

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         2) Form, Schedule or Registration Statement No.:  14C

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         3) Filing Party:  Biomedical Technology Solutions Holdings, Inc.

         4) Date Filed:  June 16, 2010

Biomedical Technology Solutions Holdings, Inc.

9800 Mt. Pyramid Court # 250

Englewood, CO  80112

(303) 653-0100

Dear Stockholder:

         We are furnishing this Information Statement to the holders of the Series A Convertible Preferred and Common Stock of BioMedical Technology Solutions Holdings, Inc., a Colorado corporation (the "Company"), in connection with the determination of a majority of the owners and holders of the current issued and outstanding shares Series A Convertible Preferred and Common Stock of the Company entitled to vote that it is in  the best interest of the Company and our shareholders, that the Company remove David A. Kempf as Secretary of the Company, remove Gex F. Richardson as General Counsel,  and remove both David A. Kempf and Gex F. Richardson as members of the Board of Directors.  As permitted by Colorado law and our Articles of Incorporation, as amended, the Company has received a written consent from the majority stockholders of the Company approving the foregoing actions.

STOCKHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE FOREGOING ACTION. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THE REMOVAL OF THE EXECUTIVE OFFICER AND DIRECTORS.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the removal of Messrs. Kempf and Richardson as officers and directors of the Company, as well as summary information regarding the transactions covered by this Information Statement.  We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission. We may provide only one copy of the Information Statement to stockholders who share an address, unless we have received instructions otherwise. If you share an address, your household has received only one copy of this Information Statement and you wish to receive another copy, please contact our corporate secretary at the address or telephone number above. If you have received multiple copies and only wish to receive one copy of our SEC materials, you also may contact us at the address and phone number above.

         Under Colorado law and our Articles of Incorporation, as amended, the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (“Preferred Stock”) and of the Company’s Common Stock, par value $.001 per share ("Common Stock"), outstanding as of the close of business on June 3, 2010, is required to approve the actions.  Under our Articles of Incorporation, as amended, each share of Series A Convertible Preferred Stock (as converted) and each share of Common Stock is entitled to one vote per share. As of June 3, 2010, there were outstanding 31,880,041 shares of Common Stock and Preferred Stock (as converted), representing a total of 31,880,041 votes. As permitted by the Colorado Business Corporations Act, on June 14, 2010, the Company received a written consent in lieu of a meeting of stockholders from holders of 16,924,795 shares of Common

Stock representing 53.09% of the total issued and outstanding shares of voting stock of the Company approving the removal of the Executive Officer and Directors.

STOCKHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE REMOVAL OF THE EXECUTIVE OFFICER AND DIRECTORS.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THESE ACTIONS.

         The removal of the Executive Officer and Directors will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

         This Information Statement is furnished for the purposes of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of the removal of the Executive Officer and Directors before they are consummated. This Information Statement is first being mailed on or about June _________, 2010 to holders of record of Series A Convertible Preferred Stock and Common Stock as of the close of business on June 3, 2010.

Summary Term Sheet

         This Information Statement is being furnished to the stockholders of Biomedical Technology Solutions Holdings, Inc., a Colorado corporation, (the “Company”) in connection with the receipt by the Company of approval by written consent of our majority stockholders, for the removal of two Executive Officers and two members of the Board of Directors.  Throughout this Information Statement, we shall refer to those removals as the “Shareholder Actions.” The terms "we," "our," and the "Company" in this Information Statement refer to Biomedical Technology Solutions Holdings, Inc.  References to "you" are to the stockholders of Biomedical Technology Solutions Holdings, Inc.

A NOTE ABOUT FORWARD-LOOKING STATEMENTS

         This Information Statement contains certain forward-looking statements, including statements regarding our "expectations," "beliefs," "goals," "hopes," "strategies," and the like. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking those safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that are subject to change at any time and from time to time and that could cause our actual results, performance or achievements to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results or developments to differ materially from those described in or contemplated or implied by such forward-looking statements include, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete, as well as other risks and uncertainties that are described in the Company's filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

Summary Information In Question And Answer Format

         The following information in question and answer format, summarizes many of the material terms of the Company's proposed Shareholder Actions.   For a complete description of the terms and conditions of the Shareholder Actions, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

What Vote Is Required To Approve The Shareholder Actions?

         Approval of the Shareholder Actions requires the affirmative vote of the holders of not less than a majority of the Company's outstanding Common Stock and Preferred Stock (as converted).

What Constitutes A Majority Of The Company's Outstanding Common Stock?

         On June 3, 2010, the Company had 31,826,708 shares of Common Stock issued and outstanding and 40,000 shares of Preferred Stock issued and outstanding (representing 53,333 voting shares on an “as converted” basis), totaling 31,880,041 voting shares issued and outstanding. 15,940,021 constitutes a majority of the voting shares issued and outstanding.

Who Voted In Favor Of The Shareholder Actions?

         Shareholders owning an aggregate of 16,924,795 shares of our Common Stock voted in favor of the Shareholder Actions. Those shares represent 53.09% of the shares of Common Stock outstanding. Those shareholders consisted of Donald G. Cox, Jr., William R. Sparks and Jonathan Bricken.   Such shareholders shall be referred to as the" Majority Stockholders".

Will The Stockholders That Voted In Favor Of The Shareholder Actions Have Any Special Interest in the Shareholder Actions?

         No. None of the stockholders that voted in favor of the Shareholder Actions will have any interest in those Actions different than the interest of all shareholders of the Company.

.

Why Isn't The Company Holding A Stockholders Meeting To Vote On The Proposed Shareholder Actions?

         In order to lawfully close on the proposed Shareholder Actions, Colorado law and our Articles of Incorporation require that a majority of issued and outstanding voting shares of Common Stock and Preferred Stock vote in favor of the proposed Shareholder Actions. The stockholders voting in favor of the proposed Shareholder Actions represent 53.09% of the shares outstanding, or a majority of the outstanding shares. Therefore, management concluded that because approving a transaction by the written consent of stockholders can be faster than distributing a notice of meeting and proxy statement, and conducting a stockholders meeting, and in light of the fact that Company management wanted to expedite the effects of the proposed Shareholder Actions, management decided not to conduct a meeting of stockholders. Instead,  stockholders owning approximately 53.09% of the shares signed a written consent approving the Shareholder Actions and the transactions contemplated thereby.

What Will Happen To The Company After The Shareholder Actions?

         Following the Shareholder Actions, the Company is expected to continue without any effect of the Shareholder Actions.

What Rights Do Stockholders Have To Dissent From The Shareholder Actions?

         No, shareholders will not have any right to dissent from the Shareholder Actions and seek payment for their shares.

What Are The Income Tax Consequences Of The Shareholder Actions?

         There will be no federal or state income tax consequences to our shareholders as a result of the Shareholder Actions.

Prior Stockholder Approval

         Our ability to undertake the Shareholder Actions without a meeting of our stockholders is authorized by our Articles of Incorporation, as amended and in accordance with the Colorado Business Corporations Act, Section 7-107-104.  That section generally provides that, if authorized by the Company’s Articles of Incorporation, a Colorado corporation may substitute for action on a matter by its stockholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter are present and voted. In accordance with this provision and Article III, Section 3(g) of our Articles of Incorporation, we obtained the written consent of the Majority Stockholders to the Shareholder Actions. As a result of the action of the Majority Stockholders, we are not soliciting proxies, and there will be no further stockholder action on the Shareholder Actions.

         Holders of record of the Company's Common Stock are entitled to notice of the action taken by written consent approving the Shareholder Actions.

         Under Colorado law and our Articles of Incorporation, as amended, the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of our Common Stock and Preferred Stock outstanding as of the close of business on the Record Date, was required to approve the Shareholder Actions. Each holder of Common Stock was entitled to one vote on each of the foregoing matters, for each share of Common Stock held by such stockholder. Each holder of Preferred Stock was entitled to a number of votes equal to the number of shares of Common Stock into which the Preferred Stock is convertible, on an “as converted” basis. As of June 3, 2010, there were outstanding 31,826,708 shares of Common Stock and 40,000 shares of Preferred Stock convertible into an aggregate of 53,333 shares of Common Stock. As of that date, the Majority Stockholders held 16,924,795 shares of Common Stock and were entitled to cast a total of 16,924,795 votes, or 53.09% of the total votes entitled to be cast by all holders of our Common Stock.

         The action by written consent approving the Shareholder Actions was effective on June 14, 2010.

Information About the Company

BioMedical Technology Solutions, Inc., (“BMTS”) was formed in May 2005 as a Colorado corporation to market and distribute on-site, bio-medical waste treatment technology that had been developed, patented, and initially marketed by Thermal Waste Technologies, Inc., ("TWT").  Accordingly, BMTS acquired the intellectual property rights and existing customer base for the original and patented alternative infectious waste treatment system, the Demolizer®.  Through extensive research and development over the past three years, the Demolizer® II System and consumable sharps and red bag collectors have been upgraded to incorporate enhanced process controls, safety features, and integrated quality systems.

BMTS is an environmental technology company that markets and sells efficient, environmentally safe, and cost effective, infectious waste treatment systems.  BMTS believes that its infectious waste treatment system technology offers solutions for numerous users in the industrialized world as well as in the public health and environmental areas in developing world markets. The Company’s principal office is located at 9800 Mt. Pyramid Court, Suite 250, Englewood, Colorado 80112.

Dissenters' Rights

          Shareholders of the Company do not have statutory dissenters’ rights in connection with the Shareholder Actions.

Certain Federal Income Tax Consequences

         The Shareholder Actions will not result in any impact on our stockholders for federal and state income tax purposes.

Government Approvals

         Except for compliance with the applicable regulations of the Securities and Exchange Commission in connection with this Information Statement and of the Colorado Business Corporations Act  in connection with the Shareholder Actions, we are not required to comply with any federal or state regulatory requirements, and no federal or state regulatory approvals are required in connection with the Shareholder Actions.

Principal Shareholders Voting Securities And Principal Holders Thereof

	BENEFICIAL OWNERSHIP(1)
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES		PERCENT OF TOTAL(2)
Donald G. Cox	10,638,173	(3)	32.72
Jon Bricken	6,469,350		20.29
David A. Kempf	328,417	(6)	1.02
Gex Richardson	2,689,505	(4)	8.07
William Sparks	522,863	(5)	1.67
William Dudziak	3,185,301	(7)	9.93
Executive Officers and Directors as a Group (4 persons)	14,178,958		41.29

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(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Holdings’ common stock subject to options and warrants currently exercisable within 60 days of the date of this 10-K, are deemed outstanding for purposes of computing the percentage of the person or entity holding such securities but are not deemed outstanding for purposes of computing the percentage of any other person or entity.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Percentage of ownership is based on 31,826,708 shares of common stock outstanding and 40,000 shares of Preferred Stock issued and outstanding (representing 53,333 voting shares on an “as converted” basis), totaling 31,880,041 voting shares issued and outstanding as of June 3, 2010.

(3)  Includes warrants exercisable to purchase 581,515 shares of common stock at an exercise price of $0.34 per share and warrants exercisable to purchase 50,000 shares of common stock at an exercise price of $1.50 per share.

(4)  Includes warrants exercisable to purchase 1,453,787 shares of common stock at an exercise price of $0.34 per share.

(5)  Includes warrants exercisable to purchase 29,076 shares of common stock at an exercise price of $0.69 per share and warrants exercisable to purchase 37,500 shares of common stock at an exercise price of $1.50 per share

(6) Includes options to purchase 300,000 shares of common stock under the Company’s 2008 Equity Incentive Plan. The options vest ratably over three years and once vested are exercisable to purchase until February 2016 at an exercise price of $1.00 per share. Also includes warrants exercisable to purchase 6,250 shares of common stock at an exercise price of $1.50 per share.

(7) Includes warrants exercisable to purchase 200,000 shares of common stock at an exercise price of $0.25 per share.  The warrants shall expire 5/31/2013.

Approval by Stockholders

         Effective June 14, 2010, stockholders holding 53.09% of the Company's shares of Common Stock outstanding executed a written consent in lieu of a stockholders meeting approving the removal of Gex F. Richardson and David A. Kempf as executive officers and directors of the Company.

Where You Can Find Additional Information

         We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-(202) 942-8088. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

SIGNATURES

Respectfully submitted,

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Date: June 14, 2010	By: ___/s/ Donald G. Cox____________ Donald G. Cox, Chief Executive Officer